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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                     November 21, 2007 (November 15, 2007)

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



        Delaware                          0-15284                95-4053296
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)


                              8228 Sunset Boulevard
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

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Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing
                Rule or Standard

     On November 15, 2007 we received a letter from the American Stock Exchange which indicated that we do not comply with Sections 134 and 1101 of the Amex Company Guide because we have not filed our annual report on Form 10-KSB for the fiscal year ended July 31, 2007. The annual report was required to be filed on or before October 29, 2007.

     We have until November 29, 2007 to provide the American Stock Exchange with a specific plan to achieve and sustain compliance with Sections 134 and 1101 of the Amex Company Guide. Compliance must be achieved no later than February 15, 2008. If we either fail to submit a plan or if we submit a plan and the staff of the American Stock Exchange determines that it does not adequately address these issues, the American Stock Exchange will provide written notification that our securities will be delisted. We may appeal this decision.

     We expect to regain compliance with Sections 134 and 1101 of the Amex Company Guide to the American Stock Exchange on or before November 29, 2007.

Item 9.01       Financial Statements and Exhibits.

                Exhibit 99      Press release


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 21, 2007

                                        NATIONAL LAMPOON, INC.



                                        By: /s/ Daniel S. Laikin
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                                            Daniel S. Laikin, Chief Executive
                                            Officer